T. Rowe Price Global Consumer Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2022

The following updates are effective immediately.

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Vivian Si will be on maternity leave and not involved in the day-to-day management of the fund. During the time Ms. Si is on maternity leave, Ann Holcomb will serve as interim portfolio manager and chair of the fund’s Investment Advisory Committee and be primarily responsible for the day-to-day management of the fund’s portfolio. Ms. Holcomb joined T. Rowe Price in 1996. Ms. Si is expected to return and resume her role on or about May 22, 2023.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Vivian Si will be on maternity leave and not involved in the day-to-day management of the fund. During the time Ms. Si is on maternity leave, Ann Holcomb will serve as interim portfolio manager and chair of the fund’s Investment Advisory Committee and be primarily responsible for the day-to-day management of the fund’s portfolio. Ms. Holcomb joined the Firm in 1996, and her investment experience dates from 1995. During the past five years, she has served as a Director of Research, North America and a portfolio manager. Ms. Si is expected to return and resume her role on or about May 22, 2023.

The date of this supplement is March 13, 2023.

F31-041 3/13/23